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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  JUNE 11, 1998
                                                             -------------


                           UNITED HEALTHCARE CORPORATION
                           -----------------------------
               (Exact name of registrant as specified in its charter)


              MINNESOTA                 0-10864           41-1321939
              ---------                 -------           ----------
    (State or other jurisdiction      (Commission       (IRS Employer
          of incorporation)           File Number)     Identification No.)



              300 OPUS CENTER
             9900 BREN ROAD EAST
               MINNETONKA, MN                              55343
               --------------                              -----
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (612) 936-1300
                                                      --------------

                                         N/A
            (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On June 11, 1998, United HealthCare Services, Inc., a subsidiary of United HealthCare Corporation ("United HealthCare") and HealthPartners of Arizona, Inc. ("HealthPartners") issued a press release announcing that United HealthCare and HealthPartners have reached a definitive agreement under which United HealthCare will acquire HealthPartners.

     The preceding is qualified in its entirety by reference to the press release, which is attached hereto as an Exhibit and incorporated by reference herein.


Item 7.   Exhibits.

99 Text of Press Release, dated June 11, 1998, issued by United HealthCare and HealthPartners.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED HEALTHCARE CORPORATION



                              By   /s/ David J. Lubben
                                   --------------------------------------------
                                    David J. Lubben
                                    General Counsel and
                                    Secretary

Date:     June 12, 1998

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                                   EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     99 Text of Press Release, dated June 11, 1998, issued by United HealthCare and HealthPartners.


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